CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Mark R. Bradley, President and Chief Executive Officer of First Trust Exchange-Traded Fund II (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 21, 2012                   /s/ Mark R. Bradley
      ----------------               -------------------------------------------
                                     Mark R. Bradley, President and Chief
                                     Executive Officer
                                     (principal executive officer)



I, James M. Dykas, Treasurer, Chief Financial Officer and Chief Accounting Officer of First Trust Exchange-Traded Fund II (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 21, 2012                   /s/ James M. Dykas
      ----------------               -------------------------------------------
                                     James M. Dykas, Treasurer, Chief Financial
                                     Officer and Chief Accounting Officer
                                     (principal financial officer)